UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 12, 2003

Date of Report (Date of earliest event reported)

PHONE1GLOBALWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware

0-23199

65-0669842

(State or other jurisdiction of

(Commission

(I.R.S. Employer

incorporation or organization)

File Number)

Identification Number)

100 N. Biscayne Blvd., Suite 2500

Miami, Florida 33132

(Address of principal executive offices)  (Zip Code)

(305) 371-3300

(Registrant’s Telephone number, including area code)

____________________________________________

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

On February 12, 2003, the Registrant filed its Quarterly Report on Form 10-QSB for the quarter ended December 31, 2002 (the “Form 10-QSB”) with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certifications of the Chief Executive Officer, Dario Echeverry, and the Chief Financial Officer, Syed Naqvi, of the Registrant accompanied the Form 10-QSB.

The certifications submitted by Mr. Echeverry and Mr. Naqvi are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information contained in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2003

Phone1Globalwide, Inc.

By: /s/_DARIO ECHEVERRY

Dario Echeverry

Chief Executive Officer

By: /s/_SYED NAQVI

Syed Naqvi

Chief Financial Officer

Exhibit Index

Exhibit Number

99.1

Certification by Chief Executive Officer of the Registrant Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2

Certification by Chief Financial Officer of the Registrant Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002